SYSTEM OEM UPGRADE PROCESSOR
                    TRADEMARK LICENSE AGREEMENT



This Trademark License Agreement ("Agreement") is entered into as of April 30, 1993 ("Effective Date") by and between Intel Corporation, a Delaware corporation, with principal offices at 2200 Mission College Blvd., Santa Clara, CA 95052 ("Intel") and Intergraph Corporation, a Delaware corporation, having a place of business at Huntsville, Alabama 35894-0001 ("OEM"). "OEM" shall also mean all subsidiaries of OEM world-wide.

RECITALS:

Intel has developed a line of enhanced performance processors ("Upgrade Processors") for use in certain Intel CPU-based OEM computer systems developed, manufactured, and/or sold by OEM ("OEM Systems").

Intel desires to facilitate end user upgradability in OEM Systems and end user recognition of benefits of these OEM Systems that are compatible with Intel's Upgrade Processors.

Intel has adopted certain trademarks and stylized logos and secured proprietary rights in such trademarks and logos (collectively referred to as "Marks") to be used by Intel in describing and marketing its Upgrade Processors.

OEM and Intel are each desirous of OEM marketing, selling, and promoting OEM Systems through OEM's use of the Marks in order that OEM may advertise to its end user customers that its OEM Systems are not only compatible with Intel Upgrade Processors, but also include certain end user features which facilitate ease of Upgrade Processor installation; such features are further detailed in this Agreement.

NOW, THEREFORE, the parties agree as follows:



1.0  LICENSE GRANT

1.1  Subject to Intel receipt and acceptance of this executed
     Agreement, Intel hereby grants to OEM a world-wide, non-exclusive, non-transferrable, royalty-free right to reproduce and use the Marks solely in connection with the promotion, marketing, and sale of those OEM Systems which comply with the requirements stated in attachments to this Agreement ("Agreements") which shall be issued from time to time by Intel and made available to OEM.

1.2 Qualified Products. OEM Systems which comply with the requirements stated in Attachment(s) issued by Intel and signed by OEM shall become qualified products ("Qualified Products") and OEM is licensed to use the Intel Marks identified in that Attachment solely in conjunction with OEM's Qualified Products.

1.3 Attachments. Attachments will include specific Marks and Qualified Product requirements which are related to the use of Marks stated therein. These Attachments shall only be incorporated as a part of this Agreement upon acceptance by Intel and OEM, which shall be indicated by signature of authorized representatives of both parties.

2.0  TRADEMARK USAGE REQUIREMENTS

2.1  OEM agrees to comply with the Trademark Usage Requirements of this
     Section 2.0 which shall apply to all Marks licensed under this Agreement. Additionally, OEM agrees to comply with Trademark Usage Requirements stated in Attachments accepted by OEM for specific Marks and related Qualified Products and the Trademark Usage Guidelines as provided by Intel from time to time. Failure to comply with any material provision of the Trademark Usage Requirements of this Section
     2.0 or if accepted by OEM, the Trademark Usage Requirements of any Attachment(s), shall be considered a material breach of this Agreement. Intel may reasonably amend the Trademark Usage Guidelines from time to time upon reasonable written notice to OEM, but not less than sixty
     (60) days notice. All use of the Marks by OEM inures to the benefit of Intel.

2.2  General Trademark Usage Requirements.

     The Marks may only be used in connection with the promotion, marketing, and sale of OEM Systems which are Qualified Products.

     In the event that previous Qualified Products become non-Qualified Products, OEM shall immediately cease use of Marks licensed under this Agreement for such non-Qualified Products.

    In the event that OEM includes multiple systems in its display advertising, some of which are not Qualified Products, OEM will separately identify the Marks in conjunction with its Qualified Products.

    OEM must exercise care in the use of Marks so as not to indicate to the public that OEM is a division or affiliate of Intel or otherwise related to Intel, or to misrepresent that the Qualified Product is produced or has been tested, approved, and endorsed by Intel.

    OEM must not use as its own trademark any word(s) or design(s) confusingly similar to a Mark identified in this Agreement.

    A Mark licensed under this Agreement is not be altered and, if in the form of a logo, must be reproduced from the supplied logo sheet as provided by Intel from time to time as part of the Trademark Usage Guidelines. A Mark is not be used in conjunction with any other mark or design, i.e., the Mark must stand alone in terms of the commercial impression generated by the particular usage.

3.0  PRODUCT QUALITY

    Intel is generally aware of the current quality of OEM's Qualified Products. OEM agrees to maintain the quality of Qualified Products to a level of quality comparable with the current quality of Qualified Products. OEM agrees to use Intel CPU's in all Qualified Products for so long as such Qualified Products are being promoted using the Marks.

    If Intel determines the Qualified Products, collectively or individually, are no longer maintained at the current level of quality, Intel shall so notify OEM in writing and shall have the right to terminate this Agreement with respect to the Qualified Product(s) which are the subject of such deficient quality notice, if OEM does not take reasonable steps to re-establish within a reasonable period of time the current quality of the Qualified Products which are the subject of the deficient quality notice.

4.0  RIGHT TO INSPECT

    Upon reasonable notice, OEM agrees to allow Intel to inspect Qualified Products and peripheral materials, such as packaging, manuals, instruction materials, brochures, catalogs, point-of-purchase displays, etc., which make use of the Marks, to ensure that usage of the Marks is in compliance with the terms of this Agreement.

5.0  TERM OF AGREEMENT AND TERMINATION FOR DEFAULT

5.1 Term of Agreement. Unless sooner terminated under the provisions of Paragraph 5.2, this Agreement shall remain in effect until such time as either party gives the other written notice of its intent to terminate no less than ninety (90) days prior to the intended termination date. Termination pursuant to this Paragraph 5.1 may be for any reason or no reason.

5.2 Termination for Default. Either party shall have the right to terminate this Agreement if the other party defaults on any of its material obligations under this Agreement, unless within thirty (30) calendar days after written notice of such default, the defaulting party remedies the default.

5.3 Effect of Termination. Upon termination of this Agreement, OEM shall immediately cease use of the Marks licensed hereunder, provided that OEM may continue to make disposal of existing inventory of Qualified Products and collateral materials which include the Marks, in the event such termination is under Paragraph 5.1.

5.4  Continuing Obligations.  The respective obligations of OEM and
     Intel under the provisions of Paragraphs 5.3, 5.4, 7.1, 7.2, 7.4, and
     7.6 shall remain in force notwithstanding the termination of this Agreement.

6.0  NOTICES

     Notices and other communications required hereunder shall be in writing and shall be deemed to have been properly given if delivered personally with receipt acknowledged or if mailed by certified or registered mail, return receipt requested, or if transmitted by telecopy or other like method and receipt verified, to the respective addresses of the parties identified below, unless specifically directed otherwise in advance of notice. All notices will be deemed effective upon date of receipt.

For Intel:                             For OEM:

Intel Corp.                            Intergraph Corporation
1900 Prairie City Road                 Huntsville, AL 35894-0001
Folsom, CA 95630

Attn:  EUCD, OverDrive  (TM)  Ready     Attn:  Allan B. Wilson
         Program Office, FM2-01         FAX:  205-730-2620
         FAX:  (916) 356-6641

7.0  GENERAL PROVISIONS

7.1  LIMITATIONS OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE
     OTHER FOR SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OS SUCH DAMAGES.

7.2  NO ADDITIONAL OBLIGATIONS.  OEM IS NOT REQUIRED, AND OEM
     ACKNOWLEDGES THAT IT IS NOT REQUIRED, AS CONDITIONS OF PARTICIPATION IN THIS TRADEMARK LICENSING PROGRAM: (1) TO PURCHASE INTEL CPUs DIRECTLY FROM INTEL; (2) TO PURCHASE OTHER INTEL NON-CPU PRODUCTS; OR (3) TO REFRAIN FROM PURCHASING NON-INTEL PRODUCTS, OR PRODUCTS FROM NON-INTEL SOURCES.

7.3 Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Neither party may assign any of its rights or delegate any of its obligations under this Agreement to any third party without the express prior written consent of the other party, except in the instance of a merger or acquisition of either party.

7.4 Choice of Law. The validity, construction and performance of this Agreement shall be governed by the laws of the State of California and the United States of America.

7.5 Relationship of the Parties. No agency, partnership, joint venture, or employment is created between Intel and OEM as a result of this Agreement. Neither party is authorized to create any obligation, express or implied, on behalf of the other party, nor, except to the extent expressly provided in this Agreement, to exercise any control over the other party's methods of operation.

7.6 Entire Agreement. This Agreement, including the Attachment(s) hereto as amended from time to time by the parties, constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all proposals, oral or written, all negotiations, conversations, and/or discussions between the parties relating to this Agreement and all past courses of dealing or industry customs.

7.7 This Agreement may not be amended except by a written instrument executed by each of the parties hereto.

IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Agreement.

INTEL CORPORATION                  OEM

- -----------------------------      -------------------------
Signature                          Signature

David G. Mullane                   Allan B. Wilson
- ------------------------------     -------------------------
Printed Name                       Printed Name

Program Mgr                        Executive Vice President
- ------------------------------     -------------------------
Title                              Title

5/5/93                             4-30-93
- ------------------------------     -------------------------
Date                               Date


Return executed Agreement to: Intel Corporation
                              1900 Prairie City Road
                              Folsom, CA 95630
                              Attn:  End User Components Division
                                 OverDrive (TM)  Ready Program Office, FM2-01
                                 FAX:  (916) 356-6641




                             ATTACHMENT No. 1

                                    TO

         SYSTEM OEM UPGRADE PROCESSOR TRADEMARK LICENSE AGREEMENT


This Attachment is governed by the terms and conditions of the SYSTEM OEM UPGRADE PROCESSOR TRADEMARK LICENSE AGREEMENT signed by Intel
Corporation ("Intel") and ____________________________________("OEM").

LICENSED MARK:

Trademark:  "OverDrive (TM)  Ready"

QUALIFIED PRODUCTS REQUIREMENTS:

OEM Systems which meet the following requirements shall qualify as Qualified Products for use of the Licensed Mark listed in this Attachment No.1:

     OEM Systems which contain an Intel 486 (TM)  SX, Intel486 (TM)
     DX, or Intel486 (TM) DX2 CPU must include an OverDrive Ready socket, defined as a blue (Pantone 285, or equivalent acceptable to Intel), 238 pin, Zero Insertion Force ("ZIF") socket which carries the authorized trademark "OverDrive (TM) Ready;" or

     OEM Systems which contain an Intel486 (TM)  SX, or Intel486 DX
     CPU, but not an Intel486 DX2 CPU, must include an OverDrive Ready socket, defined as a blue (Pantone 285, or equivalent acceptable to Intel), 169 pin, Zero Insertion Force ("ZIF"), or Low Insertion Force ("LIF") socket which carries the authorized trademark "OverDrive (TM) Ready".

     Type 1:             PGA            OverDrive (TM)
                         CPU            Ready
                                        Socket

                         168 pin        169 pin LIF or ZIF
                                        238 pin ZIF


     Type 2:             PQFP           OverDrive
                         CPU            Ready
                                        Socket

                         196 lead       169 pin ZIF
                                        238 pin ZIF


     Type 3:             OverDrive
                         Ready
                         Socket

                         169 pin ZIF
                         238 pin ZIF


                           Figure 1




For OEM Systems employing an OverDrive (TM)  Ready LIF socket:

     OEM shall ensure the LIF socket will be a dedicated socket distinct from the CPU socket in OEM System (see Figure 1, Type 1).

For OEM Systems employing an OverDrive Ready ZIF socket:

     At OEM's option, the OverDrive Ready ZIF socket shall be either (i) a dedicated socket distinct from the CPU socket or footprint, (see Figure 1, Type 1 and 2); or (ii) in a single socket design populated by one of the Intel CPU's stated above (see Figure 1, Type 3).

Applicable to all Qualified Products:

     OEM agrees that the OverDrive ready socket will be located in a visible and easily accessible location to facilitate end user placement of an OverDrive (TM) processor in the socket. Unacceptable locations or conditions would include placement beneath daughter cards, or required removal of disk drives or power supplies. Removal of bus cards or CPU module cards to permit end user access to the OverDrive Ready socket would be acceptable.

     OEM agrees to provide end user documentation with OEM system describing OverDrive processor installation process and upgrade product order code information.

     OEM agrees that end user OverDrive processor installation in OEM will not affect OEM system warranty.

     OEM agrees that it has tested the OverDrive processor in OEM Systems which OEM intends to qualify as Qualified Products and verified compatibility and functionality with these Systems as initially sold, and that the OverDrive processor does not require any other hardware or software modifications (with the exception of CPU removal) or installations to operate in OEM's Qualified Products, including, but not limited to, jumper or switch settings and/or BIOS or logic changes; e.g., jumper changes for frequency selection are acceptable if they are optional and not required for OverDrive processor operation.

TRADEMARK USAGE REQUIREMENTS:

     OEM may use the Mark solely in conjunction with the promotion and sale of OEM's Qualified Products which comply with the requirements in this Attachment No. 1.

     OEM agrees that the Mark will only be used in conjunction with OEM Qualified Products which contain an OverDrive Ready socket.

     OEM agrees to use the Mark "OverDrive (TM) Ready" as an adjective followed by the appropriate noun, e.g., "OverDrive (TM) Ready System."

     OEM must identify the Mark as a trademark of Intel Corporation with each usage in the following format or with a similar format acceptable to Intel:

          "OverDrive and OverDrive Ready are trademarks of Intel Corporation."



AGREED:

INTEL CORPORATION                  OEM

/s/ David G. Mullane               /s/ Allan B. Wilson
Signature                          Signature

David G. Mullane                   Allan B. Wilson
- -----------------------------      ----------------------------
Printed Name                       Printed Name

Program Mgr                        Executive Vice President
- -----------------------------      ----------------------------
Title                              Title

5/5/93                             4-30-93
- -----------------------------      ----------------------------
Date                               Date

Return executed Attachment to:    Intel Corporation
                                  1900 Prairie City Road
                                  Folsom, CA  95630
                                  Attn:  End User Components Division, FM2-01
                                  FAX:  (916) 356-6641